                                                                     Rule 497(e)


                                                              File Nos. 33-82366
                                                                   and 811-08690


                                   PROSPECTUS


                                August 20, 1999


                               THE DLB FUND GROUP

This Prospectus offers shares of the following Funds:

          The DLB FIXED INCOME FUND seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities. The Fund invests primarily in investment grade securities, or their equivalents, and seeks to sustain an average dollar weighted portfolio maturity ranging from 5 to 12 years and a duration ranging from 3.5 to 7 years.

          The DLB VALUE FUND seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund looks for stocks that its investment manager considers undervalued at the time of purchase.

         The DLB GROWTH FUND seeks long-term capital and income growth through investment primarily in common stocks. The Fund focuses on companies that have demonstrated, and are anticipated to continue demonstrating, above-average growth and that the Fund's investment manager believes are attractively valued.

         The DLB DISCIPLINED GROWTH FUND seeks long-term growth of capital. It uses a proprietary analysis of market factors to guide investment primarily in common stocks of companies with medium and large capitalizations. The Fund seeks to invest in securities of companies with strongly rising earnings prospects and that the Fund's investment manager believes are underpriced relative to their peers.

         The DLB MID CAPITALIZATION FUND seeks long-term capital appreciation primarily through investment in small to medium-size companies. The Fund focuses on undervalued companies that have a market capitalization between $400 million and $2 billion at the time of purchase.

         The DLB MICRO CAPITALIZATION FUND seeks long-term capital growth through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

         The DLB GLOBAL SMALL CAPITALIZATION FUND seeks long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of investment by the Fund of up to $1.5 billion. The Fund focuses on value in its domestic investments and growth in its foreign investments. The Fund normally expects to invest approximately 40% to 60% of its assets outside the United States.

These Funds are intended primarily to serve as investment vehicles for institutional investors and high net worth individuals. The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment in a Fund is $10,000. David L. Babson and Company Incorporated is the Funds' investment manager (the "Manager"). Babson-Stewart Ivory International serves as the subadvisor (the "Subadvisor") for the Global Small Capitalization Fund and is responsible for the Fund's international investments.

This Prospectus describes important information about the Funds. Please read it carefully and keep it for future reference.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE
ABOUT THE FUNDS                                                               1

         DLB Fixed Income Fund                                                1

         DLB Value Fund                                                       4

         DLB Growth Fund                                                      7

         DLB Disciplined Growth Fund                                          8

         DLB Mid Capitalization Fund                                         10

         DLB Micro Capitalization Fund                                       13

         DLB Global Small Capitalization Fund                                15

         Fees and Expenses                                                   18

         Descriptions of Principal Investment Risks                          20

         Policies Applicable to the Funds                                    27


HOW THE FUNDS ARE MANAGED                                                    29

         The Manager                                                         29

         The Subadviser                                                      29

         Investment Advisory Fees                                            29

         Portfolio Managers                                                  30

         Certain Performance Information                                     31
            Related to other Accounts
            Managed by the Manager

INVESTING IN THE FUNDS                                                       33

         How to Open an Account                                              33

         How to Purchase Shares                                              34

         How to Sell Shares                                                  36

         How Share Price Is Determined                                       37

         Distribution and Service (Rule 12b-1) Plans                         38

DISTRIBUTIONS                                                                39

TAXES                                                                        40

FINANCIAL HIGHLIGHTS                                                         41

APPENDIX                                                                     49

ADDITIONAL INVESTMENT TECHNIQUES AND PRACTICES                               49

                                ABOUT THE FUNDS

  DLB FIXED INCOME FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Fixed Income Fund (the "Fixed Income Fund") is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in fixed income securities. The Fund invests primarily in publicly traded, domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage- and asset-backed securities, U.S. dollar-denominated bonds of foreign issuers and corporate debt securities. The Fund may invest in other fixed income securities, such as Rule 144A private placements and collateralized mortgage obligations.

         Maturity & Duration  The Fund generally will have an average dollar weighted portfolio maturity ranging from 5 to 12 years. The Fund generally will have a duration ranging from 3.5 to 7 years. The Fund's portfolio may include securities with maturities and durations outside these ranges.

         Portfolio Quality    The Fund will invest primarily in investment grade
                              fixed income securities or their equivalents as determined by the Manager. An investment grade security is any security that is rated investment grade at the time of purchase (i.e., at least Baa as determined by Moody's Investors Service, Inc., or BBB as determined by Standard & Poor's Corp.).


         Sector Allocation    The Manager allocates the Fund's assets among the
                              wide array of market sectors noted above based on its assessment of the relative value between the sectors.

         Security Selection   In picking individual fixed income securities of
                              non-governmental issuers, the Manager prefers companies that possess one or more of the following characteristics:

                                            *    Market share leader
                                            *    Strong discretionary cash flow
                                            *    Stable to growing earnings
                                            *    Conservative accounting
                                            *    Established management team
                                            *    Favorable capital structure
                                            *    Higher levels of tangible
                                                 fixed assets


                              The Manager will also use economic analysis, interest rate trends, supply and demand trends, and sector based credit quality ratios as factors when picking individual securities.

PRINCIPAL INVESTMENT RISKS

         Interest Rate Risk
         Credit Risk
         Allocation Risk
         Company Risk
         Market Risk
         Restricted Securities Risk
         Mortgage- and Asset-Backed Securities Risk
         Foreign Issuer Risk
         Non-Diversification Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. As with all mutual funds, past performance is not a prediction of future performance.

                                  [BAR CHART]

                                 1996 - 3.70%
                                 1997 - 9.03%
                                 1998 - 8.04%



BEST QUARTER: 3RD QUARTER 1998, +4.04%   WORST QUARTER: 1ST QUARTER 1996, -0.88%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                                                                    SINCE INCEPTION
                                                           1 YEAR                   (July 25, 1995)
                                                           ------                   ---------------
  FIXED INCOME FUND                                        +8.04%                           +7.80%

  LEHMAN BROTHERS AGGREGATE BOND INDEX                     +8.68%                           +8.20%



                           DLB Fixed Income Fund  -2-

The LEHMAN BROTHERS AGGREGATE BOND INDEX, a broad-based index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index and Lehman Brothers Asset-Backed Securities Index, represents an index of securities comparable to those in which the Fund invests.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                                                    DLB Fixed Income Fund - 3

                                 DLB VALUE FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Value Fund (the "Value Fund") is long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in common stocks.

         The Fund invests primarily in undervalued stocks of established companies. Ordinarily, these will be companies with large market capitalizations (generally $5 billion or greater), although the Fund may invest in companies with market capitalizations at the time of purchase of only $1 billion or greater. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

         The Manager will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. The Manager will invest in common stocks of companies with an earnings and dividend ranking of "B-" or better by Standard & Poor's, or a financial strength rating of "B" or better by Value Line, measured at the time of initial investment. (For a description of these ratings, see "Appendix Description of Stock Ratings" in the Fund's Statement of Additional Information.) The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

         When investing the Fund's assets, the Manager strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, the Manager screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, the Manager concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. The Manager then uses fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, the Manager may employ company visits and interviews with competitors and suppliers.

         The Fund's valuation characteristics are expected under normal circumstances to be more favorable than those of the S&P 500 Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yield).

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Out-of-Favor Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invest.

         As with all mutual funds, past performance is not a prediction of future performance.

                                 [BAR CHART]


                                 1996 - 23.99%
                                 1997 - 26.35%
                                 1998 -  5.25%

BEST QUARTER: 1ST QUARTER 1998, +13.55% WORST QUARTER: 3RD QUARTER 1998, -17.78%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                                                                  SINCE INCEPTION
                                                       1 YEAR                     (July 25, 1995)
                                                       ------                     ---------------
VALUE FUND                                             +5.25%                         +17.98%

S&P 500 INDEX                                         +28.57%                         +28.29%

S&P BARRA LARGE CAP VALUE INDEX                       +14.67%                         +23.45%

                              DLB Value Fund  -5-

STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The S&P BARRA LARGE CAP VALUE INDEX is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.


                               DLB Value Fund - 6

                                 DLB GROWTH FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Growth Fund (the "Growth Fund") is long-term capital appreciation and income through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

PRINCIPAL INVESTMENT STRATEGIES


         The Fund believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, the Fund will seek its objective by remaining substantially fully invested in the common stocks of progressive, well managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe includes medium-to large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

         To find suitable investments, the Manager first uses database screening to narrow the Fund's investment universe, based on a company's historic level of revenue, cash flow and earnings growth. Next, the Manager uses a quantitative model to sort stocks based on revision to analysts' earnings estimates and valuation analysis, to identify, within this narrowed universe, companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earning estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, the Manager conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their managements, competitors and suppliers. As a result of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         Because the Fund is new, information on the Fund's performance is not provided in this section.

                           DLB DISCIPLINED GROWTH FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Disciplined Growth Fund (the "Disciplined Growth Fund") is long-term capital appreciation. It uses a proprietary analysis of market factors to guide investment primarily in common stocks of companies with medium and large capitalizations. The DLB Disciplined Growth Fund was formerly known as the DLB Quantitative Equity Fund.

PRINCIPAL INVESTMENT STRATEGIES

         Under normal market conditions, the Fund will invest substantially all of its total assets in common stocks and other equity securities.

         The Manager believes that a disciplined investment strategy based predominately on quantitative factors can exploit systematic mispricings in the securities markets. The Manager seeks to exploit these mispricings by constructing a portfolio using a proprietary analytical model. This analytical model uses a two-part quantitative analysis, involving revisions to analysts' earnings estimates and valuation analysis, to identify, within this narrowed universe, companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. The Manager then selects securities for the Fund based on these analyses, with weight also given to the impact of transaction costs and the portfolio's overall characteristics, including sector weightings, beta (volatility), market capitalization, yield and liquidity. The Fund's characteristics, such as capitalization, yield, sector weight and beta (volatility), are expected, under normal circumstances, to approximate those of the Russell 1000 Growth Index.

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Small Company Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. As with all mutual funds, past performance is not a prediction of future performance.



                                 [BAR CHART:]

                                 1997 - 32.23%
                                 1998 - 25.75%



BEST QUARTER: 4TH QUARTER 1998, +23.80% WORST QUARTER: 3RD QUARTER 1998, -15.77%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                                             SINCE INCEPTION
                                          1 YEAR             (August 26, 1996)
                                          ------             -----------------
DISCIPLINED GROWTH FUND                   +25.75%                 +32.39%

S&P 500 INDEX                             +28.57%                 +30.96%

RUSSELL 1000 GROWTH INDEX                 +38.71%                 +34.96%


STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based unmanaged index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                        DLB Disciplined Growth Fund - 9

                           DLB MID CAPITALIZATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Mid Capitalization Fund (the "Mid Cap Fund") is long-term capital appreciation primarily through investment in small to medium-size companies. At the time of investment by the Fund, each of these companies will have a market capitalization between $400 million and $2 billion.

PRINCIPAL INVESTMENT STRATEGIES


         Market Capitalization: Under normal circumstances, the Fund will invest substantially all of its total assets in the common stocks of companies that have a market capitalization between $400 million and $2 billion at the time of investment. These companies are at the smaller end of the market capitalization spectrum for what the mutual fund industry typically considers to be mid cap companies. This spectrum generally extends up to $5 billion in market capitalization.

         Security Selection: In selecting securities for investment, the Manager strongly considers common stocks of those companies that satisfy the Fund's market capitalization criteria and whose current prices do not adequately reflect, in the Manager's opinion, the ongoing business value of the underlying companies.





         Using a core value investment strategy, the Manager finds companies that are out of favor with investors. The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess the following characteristics:

                  * Strong financials
                  * Proven products or services
                  * Dominant market share
                  * Sustainable competitive advantage
                  * Attractive valuation
                  * Potential for improving margins
                  * Potential for accelerating earnings

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Small Company Risk
         * Market Risk
         * Out-of-Favor Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual returns over time to those of two broad-based securities market indices. As with all mutual funds, past performance is not a prediction of future performance.


                                 [BAR CHART:]

                                 1996 - 14.75%
                                 1997 - 32.95%
                                 1998 - -8.67%


BEST QUARTER: 2ND QUARTER 1997, +14.69% WORST QUARTER: 3RD QUARTER 1998, -18.30%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                                                    SINCE INCEPTION
                                      1 YEAR                        (July 25, 1995)
                                      ------                        ---------------
MID CAP FUND                          -8.67%                            +12.79%

RUSSELL 2500 INDEX                    +0.39%                            +14.67%

RUSSELL 2000 INDEX                    -2.55%                            +12.43%


The RUSSELL 2500 INDEX is a broad-based index that consists of the bottom 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index, representing approximately 22% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

                        DLB Mid Capitalization Fund -11-

The RUSSELL 2000 INDEX is a broad-based index that consists of the bottom 2000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.



                        DLB Mid Capitalization Fund -12-

                          DLB MICRO CAPITALIZATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Micro Capitalization Fund (the "Micro Cap Fund") is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Manager to be realistically valued.

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in common stocks. The Fund generally intends to invest in stocks of smaller companies with market capitalizations of $10 million to $250 million ("micro cap companies") at the time of purchase which are listed on a national or regional exchange or traded over-the-counter with prices quoted daily in the financial press. The Manager will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

         The Manager believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. The Manager will seek to identify companies that are mispriced as compared with their expected earnings stream.

         Although the Fund's investment process emphasizes fundamental analysis, the Manager first uses computer screening and industry sources to narrow the Fund's investment universe. The Manager screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Manager then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, the Manager looks for the following characteristics:

                  *   Sustainable competitive advantage
                  *   Strong management
                  *   Long product cycles
                  *   Pricing flexibility
                  *   Small size as a competitive advantage
                  *   High sustained return on investment
                  *   Attractive valuation
                  *   Above-average earnings per share growth

         Out of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

         The Fund is designed to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk.

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Small Company Risk
         * Emerging Growth Companies Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         Because the Fund is new, information on the Fund's performance is not provided in this section.


                       DLB Micro Capitalization Fund -14-

                      DLB GLOBAL SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") is long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of purchase of up to $1.5 billion ("small cap companies").

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in common stocks of domestic and foreign small cap companies. The Fund normally expects to invest approximately 40% to 60% of its assets outside of the United States and the remaining 60% to 40% of its assets inside the United States.

         The Manager is responsible for the Fund's domestic investments, while the Subadvisor, Babson-Stewart, Ivory International, is responsible for the Fund's international investments. The Fund will invest only in exchange-traded securities and securities traded through established over-the-counter trading systems that the Manager or the Subadvisor believes provide comparable liquidity to exchange-traded securities. The Fund may invest up to 15% of its assets in the emerging markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former Soviet Union) and Africa.

         The Manager selects domestic investments for the Fund generally based on value factors, while the Subadvisor selects foreign investments for the Fund generally based on growth factors.

         Domestic Investments:      To select domestic stocks for the Fund, the
                                    Manager seeks small cap companies that are out of favor with investors. The Fund's domestic investment strategy focuses on bottom-up stock-picking, using fundamental analysis rather than making market or economic forecasts. More specifically, the
                                    Fund invests in companies that the Manager believes possess the following characteristics:

                                    * Strong financials
                                    * Proven track record
                                    * Dominant market share
                                    * Sustainable competitive advantage
                                    * Attractive valuation
                                    * Potential for improving margins
                                    * Potential for accelerating earnings

         Foreign Investments:       For the Fund's overseas investments, the
                                    Subadvisor, using a bottom-up stock
                                    selection strategy, focuses on companies with high growth potential. Fundamental analysis identifies companies with above-average earnings growth, high profitability and cash flow and strong management. To find attractive prospects, the Subadvisor uses in-depth financial analysis and on-site visits, in addition to evaluating currency and political issues that might impact a company's profitability. While growth is the primary focus of the Fund's international investments, the Subadvisor also looks to valuation measures, such as price-to-earnings and price-to-book ratios, to make sure that a stock is reasonably priced before buying it for the Fund.

PRINCIPAL INVESTMENT RISKS

       * Company Risk
       * Small Company Risk
       * Emerging Growth Companies Risk
       * Foreign Issuer Risk
       * Foreign Currency Risk
       * Foreign Emerging Markets Risk
       * Out-of-Favor Risk
       * Market Risk
       * Equity Securities Risk
       * Non-Diversification Risk
       * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager and Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of two broad-based securities market indices and to those of an index of securities comparable to those in which the Fund invests. As with all mutual funds, past performance is not a prediction of future performance.

                                  [BARCHART:]
                                  1996 - 9.85%
                                  1997 - 4.66%
                                  1998 - 3.73%


BEST QUARTER: 4TH QUARTER 1998, +13.28% WORST QUARTER: 3RD QUARTER 1998, -17.24%


DLB Global Small Capitalization Fund -16-

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                                                         SINCE INCEPTION
                                                   1 YEAR                (July 19, 1995)
GLOBAL SMALL CAP FUND                              +3.73%                     +6.35%

SALOMON BROTHERS EMI, EX-U.S.                      +12.15%                    +3.18%

RUSSELL 2500 INDEX                                 +0.39%                    +14.66%

COMBINED INDEX                                     +6.53%                    +11.62%

The SALOMON BROTHERS EXTENDED MARKET INDEX (EMI), EX-U.S., is a broad-based index that represents the bottom 20% of the cumulative available market capital of the Salomon Brothers Broad Market Index outside the United States. The Salomon Brothers Broad Market Index fully represents the universe of institutionally available global stocks. All companies with an available market capitalization of greater than US $100 million are included in the index.

The RUSSELL 2500 INDEX is a broad-based index that consists of the bottom 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index, representing approximately 22% of the Russell 3000 total market capitalization. This index is a commonly used measure of medium and small stock performance in the United States.

The COMBINED INDEX is a composite of the Salomon Brothers EMI, ex-U.S. Index, and the Russell 2500 Index, weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in international and domestic securities, respectively, during the period. The Fund calculates the Combined Index solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

DLB Global Small Capitalization Fund -17-

                                FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee table shown below is meant to assist you in understanding these fees and expenses.

      Annual Fund Operating Expenses Expressed as a Percentage of Average
         Daily Net Assets (Expenses that are deducted from Fund assets)


                                   FIXED                               DISCIPLINED                 MICRO         GLOBAL
                                   INCOME       VALUE       GROWTH        GROWTH     MID CAP        CAP           SMALL
                                    FUND        FUND         FUND          FUND        FUND         FUND        CAP FUND
   Management Fees                 0.40%        0.55%       0.55%         0.75%         0.60%        1.00%         1.00%
   Distribution and/or Service      None        None         None          None         None          None         None
          (12b-1) Fees (a)
   Other Expenses (b)              0.40%        0.20%       0.40%         0.39%         0.42%      1.06% (d)       1.00%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 0.80%        0.75%       0.95%         1.14%         1.02%        2.06%         2.00%

Fee Waiver                         0.25%        None(e)     0.15%         0.24%         0.12%        0.76%         0.50%
Net Expenses(c)                    0.55%        0.80%       0.80%         0.90%         0.90%        1.30%         1.50%

      (a) The Funds have adopted distribution and services plans pursuant to Rule 12b-1 that permit payments by each Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plans during the Funds' current fiscal year. See "Investing in the Funds --Distribution and Service (12b-1) Plans."

      (b) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to the DLB Fund Group's independent Trustees.

      (c) The Manager has contractually agreed with each Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--, other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--, would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the chart. Therefore, Net Expenses represents, for each Fund, the highest fee that you will pay on an investment in that Fund. The Manager's fee waiver and expense limitation agreement with the Funds cannot be unilaterally terminated by the Manager during the Funds 1999 fiscal year.

      (d) "Other Expenses" for the Micro Cap Fund are based on estimated amounts for the current fiscal year.

      (e) Note that the actual Total Annual Fund Operating
          Expenses of the Value Fund for fiscal year 1998 (0.75%) were less than the Net Expenses (0.80%) allowable under the fee waiver and expense limitation reimbursement agreement between the Manager and the Fund as currently in effect.

EXAMPLES. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated, that your investment earns a 5% return each year and that each Fund's operating expenses remain the same. Since the Funds do not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year       3 Years       5 Years       10 Years
                                ------       -------       -------       --------
Fixed Income Fund               $ 56         $231          $  421        $  969
Value Fund                      $ 77         $241          $  418        $  933
Growth Fund                     $ 82         $289          $  513        $1,157
Disciplined Growth Fund         $ 92         $340          $  607        $1,370
Mid Cap Fund                    $ 92         $314          $  554        $1,242
Micro Cap Fund                  $133         $577             (a)           (a)
Global Small Cap Fund           $154         $584          $1,040        $2,304


         (a) Because the Micro Cap Fund is new, information on the cost of investing in the Micro Cap Fund is provided only for periods of 1 and 3 years.

                             Fees and Expenses -19-

                   DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

         This section explains the principal investment risks associated with investments in the Funds. These risks are the primary reasons for possible decreases in the value of investments in the Funds. The Fund summaries, on pages 1 to 17, identify which of these risks apply to each Fund. The types of risks and the extent to which they affect the value of investments in the Funds may change over time, particularly as the types of investments made by the Funds change.

ALLOCATION RISK

         The Manager will use its judgment when allocating the Fixed Income Fund's investments among various segments of the fixed income markets. The Manager may miss attractive investment opportunities by underweighting markets where there are significant returns. The Fixed Income Fund could lose value if the Manager overweights markets where there are significant declines.

         With regard to all of the Funds, the Manager - and, in the case of the Global Small Cap Fund, the Subadvisor - has discretion to determine the investments made by a Fund. The Past Performance sections in the Fund summaries present index performance results for purposes of comparison, but no Fund is managed with the goal of mirroring the securities of any particular index. A Fund's investment style (e.g., value or growth) may result in that Fund being overweighted or underweighted compared with industry sectors in the index and may result in that Fund holding securities within a particular sector that are different from the securities included in the index for that sector. Thus, a Fund's returns may vary substantially from the performance of the index with which it is compared.

     Applies to: All Funds

COMPANY RISK

         A company's economic condition influences the prices of its securities. The price of any security held by any Fund may rise or fall for a number of reasons, including but not limited to the following:

                  * management decisions
                  * changes in management
                  * changing demand for the company's goods or services
                  * changes in or differences between actual and anticipated earnings
                  * the potential for takeovers and acquisitions
                  * increased production costs
                  * stricter government regulation
                  * a rating agency downgrade

     Applies to: All Funds

CREDIT RISK

         The issuer of a fixed income security may not be able to pay principal and/or interest when due. The value of a fixed income security generally will fall if the issuer fails to pay principal or interest when due, a rating agency downgrades the issuer or other information negatively influences the market's perceptions of the issuer's credit risk.

         Certain lower-rated investment grade fixed income securities and comparable unrated securities in which a Fund may invest have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

         As explained in the section entitled "Policies Applicable to the Funds," the Fixed Income Fund may hold up to 5% of its assets in non-investment grade securities. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

     Applies to: Fixed Income Fund

EMERGING GROWTH COMPANIES RISK

         Investments in emerging growth companies may exhibit more abrupt or erratic market movements because they may have the following characteristics:

                  * limited product lines, markets and financial resources,
                    including access to capital
                  * management by one or a few key individuals
                  * securities that are less liquid and fewer in number
                  * securities that trade less frequently and in limited volume
                  * shorter operating histories
                  * less experienced management

These characteristics may cause the securities of emerging growth companies to suffer steeper than average price declines after disappointing earnings reports and to be more difficult to sell at satisfactory prices.


Applies to: Micro Cap Fund, Global Small Cap Fund


Description of Principal Investment Risks -21-

EQUITY SECURITIES RISK

         All of the Funds except the Fixed Income Fund invest primarily in common stocks. Common stocks are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease.

Applies to: All Funds Except Fixed Income Fund

FOREIGN CURRENCY RISK

         Investments in securities denominated in foreign currencies are at times more volatile than investments in securities denominated in U.S. dollars. These securities involve the risk that their values, in terms of U.S. dollars, may fluctuate without any change in the inherent value of the securities due to changes in the currency exchange rate. In addition, certain foreign countries present the risk that they may impose currency exchange controls.

         As of January 1, 1999, many European countries adopted a single European currency, the "euro." At this time, the consequences of the adoption of the new currency on foreign exchange rates, interest rates and the values of European securities remain unclear. The consequences of adopting the euro may adversely impact the value and/or volatility of securities held by the Global Small Cap Fund.

Applies to: Global Small Cap Fund

FOREIGN ISSUER RISK

         Investments in the securities of foreign companies and securities traded primarily in foreign markets are generally less liquid and at times more volatile than investments in the securities of domestic companies and securities traded in domestic markets. They also involve a variety of special risks, including risks of:

                  * less rigorous accounting, auditing and financial reporting standards than are customary in the United States
                  *   adverse political or regulatory developments
                  *   higher trading and settlement costs
                  *   limited, slower or more costly legal remedies
                  *   special tax considerations

         If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance.

Description of Principal Investment Risks -22-

FOREIGN EMERGING MARKETS RISK

         In addition, beyond the general risks associated with any foreign investment, certain foreign countries present the following risks:

                  * expropriation of assets
                  * imposition of currency exchange controls
                  * confiscatory taxation
                  * limitations on investments in certain issuers in those
                    countries
                  * limitations on expatriation of cash and/or assets
                  * political or financial instability
                  * adverse diplomatic developments

This set of risks represents the risks generally associated with "emerging markets." Emerging markets are those countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have demonstrated greater volatility than the markets of developed countries with economies that are more mature.

         If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance. Investment in certain foreign countries or emerging markets may exacerbate this risk.

Applies to: Global Small Cap Fund


INTEREST RATE RISK

         The values of fixed income securities, such as bonds, notes and asset-backed securities, generally vary inversely to changes in prevailing interest rates. For example, when interest rates rise, the values of fixed income securities tend to fall. This risk is generally greater for securities with longer maturities and durations. Fluctuations in the values of fixed income securities held by a Fund will not affect the income paid by the Fund but will affect the value of the Fund's shares.

         Interest rate risk will have a greater influence on the price of a fixed income security if the security has a longer maturity or duration. Fixed income securities with longer maturities or durations therefore are more volatile than fixed income securities with shorter maturities or durations. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.

Applies to: Fixed Income Fund

MARKET RISK

         The value of the securities held by the Funds may fall due to changing economic, political or market conditions, the general outlook for corporate earnings, changing interest rates, investor sentiment or disappointing earnings results.

Applies to: All Funds

Description of Principal Investment Risks -23-

MORTGAGE- AND ASSET-BACKED SECURITIES RISK

         CREDIT RISK

         As with fixed income securities generally, mortgage- and asset-backed securities present the risk that the issuer will default on principal and interest payments. The U.S. Government or its agencies guarantees the payment of principal and interest on some mortgage-backed securities, but in other cases it may be difficult to enforce rights against the assets underlying other mortgage- and asset-backed securities when an issuer defaults. Nevertheless, insurance or other forms of guarantee may support mortgage- and asset-backed securities issued by private lending institutions or other financial intermediaries.

         MATURITY RISK

         Mortgage-Backed Securities: A mortgage-backed security matures when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates change.

                  * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased prepayment rate on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund. In addition, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as those of other fixed income securities when interest rates fall. Furthermore, increased prepayments may need to be reinvested, in turn, at lower interest rates.

                  * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased prepayment rate lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         Collateralized Mortgage Obligations: Collateralized mortgage obligations (CMOs) are a type of mortgage-backed security. CMOs are issued in separate classes with different expected maturities. As its underlying mortgage pool experiences prepayments, a CMO pays off investors in classes in accordance with the CMO's governing instrument (generally, the CMO first pays investors who have purchased classes with shorter expected maturities). By investing in CMOs, a Fund may better manage the prepayment risk of mortgage-backed securities. However, unanticipated prepayments may cause the actual maturity of a CMO to be substantially shorter than its expected maturity, and prepayments at levels lower than expected may cause the actual maturity of a CMO to be longer than its expected maturity. These changes in a CMO's maturity could result in declines in the CMO's value.

         Asset-Backed Securities: Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities have prepayment risks similar to those of mortgage-backed securities. However, the levels of principal prepayment tend not to vary much with interest rates, and the short-term nature of the assets underlying asset-backed securities tends to dampen the impact of changes in the levels of prepayment. In addition, the following may cause holders of asset-backed securities to experience delays in payment on the securities, which may result in losses to a Fund holding the securities:

                  * unanticipated legal or administrative costs of enforcing the contracts on the assets
                  * depreciation of the collateral securing the contracts
                  * damage to or destruction of the collateral securing the
                    contracts

Applies to: Fixed Income Fund


Description of Principal Investment Risks -24-

NON-DIVERSIFICATION RISK

         Each Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of relatively few issuers. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a diversified fund. Given that the Funds are not diversified, no Fund is intended to be a complete investment program.

Applies to: All Funds

OUT-OF-FAVOR RISK

         There are risks in investing in unpopular stocks. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as the Manager expected.

         Furthermore, unpopular stocks involve the risk that the financial markets do not follow the company. Therefore, even if a company experiences improved performance, the price of the company's stock may not rise in conjunction with the improvement in performance. Thus, the stock's value may not appreciate as the Manager expects.

Applies to: Value Fund, Mid Cap Fund, Global Small Cap Fund

RESTRICTED SECURITIES RISK


         Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in accordance with Rule 144A under the 1933 Act ("Rule 144A securities"), present certain risks. Investments in Rule 144A securities could cause the liquidity of a Fund to decrease if the market's interest for those securities decreases, particularly because this market is limited to investors known as "qualified institutional buyers." Under such conditions, a Fund may not be able to sell those securities when it wants to, and a Fund may have to sell those securities at an unsatisfactory price. Market quotations may be less readily available for Rule 144A securities, and thus judgment may play a greater role in the valuation of these securities than it would in the valuation of unrestricted securities.

Applies to: Fixed Income Fund

Description of Principal Investment Risks -25-

SMALL COMPANY RISK

         The securities of mid cap, small cap and micro cap companies may change in value more than those of larger, more established companies because mid cap, small cap and micro cap companies are more likely to:

                  * depend upon a single proprietary product or market niche,
                  * have limited product lines, markets or financial resources,
                  * depend on a limited management group,
                  * have fewer, less liquid securities outstanding, and
                  * have securities that trade less frequently and in limited volume.

In general, the securities of mid cap, small cap and micro cap companies are more sensitive to purchase and sale transactions. Therefore, the prices of those securities tend to be more volatile than the prices of securities of larger companies.


         In many instances, the securities of mid cap, small cap and micro cap companies are traded only over-the-counter or on a regional securities exchange. Furthermore, the frequency and volume of their trading are substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When disposing of these securities, a Fund may have to sell at discounts from quoted prices, settle for a less than satisfactory price, or make a series of small sales over an extended period of time.

Applies to: Disciplined Growth Fund, Mid Cap Fund, Micro Cap Fund, Global Small Cap Fund


Description of Principal Investment Risks -26-

                        POLICIES APPLICABLE TO THE FUNDS

         CASH RESERVES. Each Fund generally intends to stay fully invested in the types of securities that represent its principal investment strategies. However, each Fund may hold a portion of its assets in cash, money market instruments or other high-quality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements, at the discretion of the Manager and/or Subadvisor to provide for expenses and anticipated redemption payments and to carry out an orderly investment program in accordance with the Fund's investment policies.


         CHANGE IN CAPITALIZATION/CHANGE IN CREDIT RATING. At the time of making an investment, the principal investment strategies of the Value Fund, the Mid Cap Fund, the Micro Cap Fund and the Global Small Cap Fund limit investments by those Funds to issuers that meet certain market capitalization requirements. For example, the Micro Cap Fund may invest only in companies that have market capitalizations at the time of investment between $10 million and $250 million. However, once the initial investment has complied with the market capitalization requirements, the Fund may continue to hold, and may even add to its holdings of, securities of companies whose market capitalizations later transgress the specified maximum (or minimum) capitalization. Thus, for instance, the Micro Cap Fund does not have to sell, and may hold or add to its holdings of, the securities of an issuer even if that issuer's market capitalization increases above $250 million after the Fund makes its investment in the issuer.

         Similarly, the Fixed Income Fund may hold securities that lose investment grade quality after the Fund's investment in those securities if, in the opinion of the Manager, the investment remains appropriate under the circumstances. If at any time, however, more than 5% of the Fixed Income Fund's assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce the holdings to 5% or less.

         CHANGES TO INVESTMENT OBJECTIVES. Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of each Fund without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies which you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

PRIMARY INVESTMENTS

         Under normal circumstances, each Fund will invest not less than 65% of its assets in the types of securities listed below:

Name of Fund                         Type of Securities
------------                         ------------------
Fixed Income Fund                    Fixed income securities
Value Fund                           Common stocks
Growth Fund                          Common stocks
Disciplined Growth Fund              Common stocks and other equity securities
MidCap Fund                          Common stocks of companies that have a
                                      market capitalization between $400 million
                                      and $2 billion at the time of purchase
MicroCap Fund                        Common stocks

Global Small Cap Fund                Common stocks of domestic and foreign
                                      companies with market capitalization at
                                      the time of investment by the Fund of up to $1.5 billion.

         TEMPORARY DEFENSIVE POSITION. The Growth Fund may from time to time, take temporary defensive positions in securities convertible into common stock, preferred stock, high grade bonds or other defensive issues in attempting to respond to adverse market, economic, political, or other conditions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.


         YEAR 2000 ISSUE. Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by their service providers, the companies with which they do business, and the companies in which they invest have problems processing date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 issue."

         The Funds, which have no application systems of their own, are working diligently with their service providers (including the Manager, the Subadvisor and Investors Bank & Trust Company, the Funds' custodian and transfer agent) to identify and remedy any Year 2000 issues. Furthermore, the Manager and Subadvisor consider a company's efforts to address the Year 2000 issue as a factor when making investment decisions for the Funds. The Funds do not anticipate that the Year 2000 issue will have a significant negative effect on an investment in any Fund. However, the Funds can give no assurance that their actions and those of their service providers will preclude all significant negative effects.

     Policies Applicable to the Funds -28-

                            HOW THE FUNDS ARE MANAGED

THE MANAGER

Each Fund is advised and managed by its Manager, David L. Babson and Company Incorporated. Founded in 1940, the Manager provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of December 31, 1998, the Manager had over $21 billion in assets under management. The Manager is located at One Memorial Drive, Cambridge, Massachusetts 02142.


Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of The DLB Fund Group. The Manager carries out its duties subject to the policies adopted by The DLB Fund Group's Board of Trustees.


THE SUBADVISOR


The Manager employs at its own expense the Subadvisor, Babson-Stewart Ivory International, to manage the international component of the Global Small Cap Fund's portfolio. The Subadvisor was established in 1987 and is a general partnership owned 50% by the Manager and 50% by Stewart-Ivory & Company (International) Limited ("Stewart Ivory"), an indirect wholly owned subsidiary of Stewart Ivory (Holdings) Ltd., which is controlled by its executives. Stewart Ivory and its predecessor organizations have been managing investments internationally from Edinburgh since 1873. The Subadvisor provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. The Subadvisor is located at One Memorial Drive, Cambridge, Massachusetts 02142.


INVESTMENT ADVISORY FEES

For the fiscal year ended December 31, 1998, each Fund paid the Manager an investment management fee as follows:

                                                     MANAGEMENT FEE
                                                     (AS A % OF AVERAGE
NAME OF FUND                                         DAILY NET ASSETS)
Fixed Income Fund                                            0.40%
Value Fund                                                   0.55
Growth Fund (annualized)                                     0.55
Disciplined Growth Fund                                      0.75
Mid Cap Fund                                                 0.60
Micro Cap Fund (annualized)                                  1.00
Global Small Cap Fund                                        1.00

The fees shown above do not reflect the Manager's partial waiver of its management fee in 1998, as the Manager does not intend to waive any of its management fees in 1999. However, the Manager has contractually agreed to limit each Fund's total expenses for the current fiscal year as described in the section entitled "Fees and Expenses."

PORTFOLIO MANAGERS

FUND                   PORTFOLIO MANAGER

FIXED INCOME           Edward L. Martin, Executive Vice President and Director
FUND                   of the Manager, is primarily responsible for the
                       day-to-day management of the Fixed Income Fund. Mr.
                       Martin, who has 23 years of investment experience, has been employed by the Manager in portfolio management for over 14 years. He has managed the Fund since its inception. Mr. Martin is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.


VALUE FUND             Anthony M. Maramarco, Senior Vice President, is primarily
                       responsible for the day-to-day management of the Value
                       Fund. Mr. Maramarco, who has 18 years of investment experience, has been employed by the Manager (and a company which merged into the Manager) since 1993.
                       Effective May 27, 1999, Mr. Maramarco became primarily responsible for the day-to-day management of the Fund, replacing Roland W. Whitridge as a portfolio manager. For the past two years, he has assisted Mr. Whitridge in the management of the Fund. Mr. Maramarco is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.



GROWTH FUND            James B. Gribbell, Senior Vice President of the Manager,
                       is primarily responsible for the day-to-day management of the Growth Fund. Mr. Gribbell, a Chartered Financial
                       Analyst with 10 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund since its inception. Mr.
                       Gribbell is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.




DISCIPLINED            Michael Caplan, Senior Vice President of the Manager, is
GROWTH FUND            primarily responsible for the day-to-day management of
                       the Disciplined Growth Fund. Mr. Caplan, who has 13 years of investment experience, has managed the Fund since its inception. Mr. Caplan has been employed by the Manager
                       (and a company which merged into the Manager) since 1995, prior to which he was employed as a portfolio manager by State Street Global Advisors. Mr. Caplan is assisted in the day- to-day management of the Fund by Kathleen
                       Golden.




MID CAP FUND           Dennis J. Scannell, Senior Vice President of the Manager,
                       is primarily responsible for the day-to-day management of the Mid Cap Fund. Mr. Scannell, who has 14 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund since August 1998. Mr. Scannell is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.



MICRO CAP FUND         PAUL S. SZCZYGIEL, Senior Vice President of the Manager,
                       is primarily responsible for the day-to-day management of the Micro Cap Fund. Mr. Szczygiel, a Chartered Financial
                       Analyst with over 14 years of investment experience, has managed the Fund since its inception. Mr. Szczygiel has been employed by the Manager (and a company which merged into the Manager) in portfolio management since 1994, prior to which he was an Associate Director at Bear
                       Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

GLOBAL SMALL           DENNIS J. SCANNELL, Senior Vice President of the Manager,
CAP FUND               and JAMES W. BURNS and JOHN G.L. WRIGHT, each Managing
                       Directors of the Subadvisor, are primarily responsible for the day-to-day management of the Global Small Cap
                       Fund. Mr. Scannell, who has 14 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund's domestic investments since August 1998. Mr. Scannell is assisted in the day-to- day management of the Fund's domestic investments by a team of investment professionals at the Manager.

                       Mr. Wright, who has been employed by the Subadviser for over 27 years, and Mr. Burns, who has been employed by the Subadviser for over 8 years, each have been responsible for management of the Fund's international investments since its inception. They are assisted by a team of investment professionals who have responsibilities for specific countries.

CERTAIN PERFORMANCE INFORMATION RELATED TO OTHER ACCOUNTS MANAGED BY THE MANAGER

The information presented below provides related performance information which may be useful to consider before investing in the Growth Fund or the Micro Cap Fund. THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE GROWTH FUND OR THE MICRO CAP FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF THOSE FUNDS. The expenses, timing of purchase and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the Growth and Micro Cap Funds, as well as any changes in market conditions, are all reasons that the performance results of those Funds may vary from the related performance results shown below.


GROWTH

In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served as the investment subadvisor to the Babson Growth Fund, a registered investment company, since its inception. The performance information presented below represents the average annual total returns (expenses) of the Babson Growth Fund for the one-, three-, five- and ten-year periods ended December 31, 1998, adjusted to give effect to the fees and expenses of the Growth Fund (without giving effect to any expense waivers or reimbursements).


James B. Gribbell, the individual primarily responsible for the day-to-day management of the Growth Fund, has been the individual primarily responsible for the day-to-day management of the Babson Growth Fund since January 1, 1996. From 1993 to 1995, Mr. Gribbell was the assistant portfolio manager of the Babson Growth Fund.




                                1 Year   3 Years   5 Years   10 Years
                                ------   -------   -------   --------
Babson Growth Fund*             32.09%    27.13%    21.80%    16.17%
Russell 1000 Growth Index**     38.71%    30.62%    25.70%    20.57%
                               -------   -------    ------    ------



*  As of December 31, 1998, the Babson Growth Fund had $512 million in assets.

** The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 Index securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth than the value universe.

MICRO CAP In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served since May 1, 1994, as the investment manager of other private accounts that have investment objectives, policies and strategies that are substantially similar (although not necessarily identical) to those of the Micro Cap Fund (collectively, the "Micro Cap Accounts"). The performance information shown below, which represents the average annual total returns for the one- and three-year and since inception periods ended December 31, 1998, is based on a composite of the Micro Cap Accounts, which has been adjusted to give effect to the estimated fees and expenses of the Micro Cap Fund (without giving effect to any expense waivers or reimbursements) during the 1999 fiscal year. The performance of the composite shown below has been calculated in accordance with standards established by the Association for Investment Management and Research. The performance represents total return, which includes capital appreciation and income.



Unlike the Micro Cap Fund, the Micro Cap Accounts include accounts that were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Micro Cap Accounts include accounts that were not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Micro Cap Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected.



Paul S. Szczygiel, the individual primarily responsible for the day-to-day management of the Micro Cap Fund, has been the individual primarily responsible for the day-to-day management of the Micro Cap Accounts since the inception of those accounts on May 1, 1994.





                                                    Since
                                                  Inception
                          1 Year      3 Years      (5/1/94)
                          ------      -------     ---------
Micro Cap Accounts*       -6.28%       29.30%       28.32%
Russell 2000 Index**      -2.55%       11.58%       18.27%




* As of December 31, 1998, the composite had 4 accounts totaling $28.5 million in assets.

** THE RUSSELL 2000 INDEX is an unmanaged index that consists of the bottom 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

                             INVESTING IN THE FUNDS

HOW TO OPEN AN ACCOUNT


Before investing in a Fund you will need to open an account with The DLB Fund Group. You can open an account by completing and returning to The DLB Fund Group a signed account application. Account applications are available from The DLB Fund Group, whose address and toll free number are provided on the back of this Prospectus.


When completing the application, please be sure to provide your social security number or taxpayer identification number on the application and designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts or any change in the accounts originally designated must be made by you in writing, with the signature medallion guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

HOW TO PURCHASE SHARES


You may purchase shares of each Fund directly from The DLB Fund Group on any day when the NYSE is open for business. The NYSE is closed on weekend days, national holidays and Good Friday. Before placing an order for Fund shares, you should call the Manager at 1-888-722-2766, Attn:


Maureen M. Bates.


The purchase price of a share of the Fund is the net asset value next determined after your purchase order is received in good order. In most cases, if the Funds' Transfer Agent, Investors Bank & Trust Company ("IBT"), does not receive the consideration before the relevant deadline, The DLB Fund Group will not consider the purchase to be in good order. This means that you must resubmit the purchase order and consideration on the following business day, unless IBT can credit the consideration to the account of a specific Fund. The Funds do not impose a sales charge on purchases.



MINIMUM INVESTMENT. The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000. If you open multiple accounts with The DLB Fund Group, you may aggregate your investments in the Funds to satisfy the minimum investment requirement. You may also satisfy the minimum initial investment requirement by making an initial investment of at least $25,000 in a Fund and investing the remainder of the $100,000 minimum initial investment within 12 months.


PURCHASES.  You may purchase shares of a Fund utilizing the following methods:

         -> CASH (by wire transfer only). You must transmit all federal funds to IBT to Account No. 777777722 for the account of the specific Fund. ("Federal funds" are monies credited to IBT's account with the Federal Reserve Bank of Boston.) The deadline for wiring federal funds is 2:00 p.m. Eastern time.


         -> SECURITIES (only by transferring common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, which the Manager has determined are acceptable). In the case of an investment in-kind, you must place your securities on deposit at DTC by 4:00 p.m. Eastern time, the deadline for transferring those securities to the account designated by the custodian for the Funds (IBT).



                  The Manager will not accept securities, in exchange for Fund shares, unless:


                  -> the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund. (The Manager will accept securities, in exchange for Fund shares, for investment only and not for resale.);

                  -> you represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and

                  -> the securities may be acquired under the investment restrictions applicable to the relevant Fund.

                  The Manager will value securities it accepts in exchange for Fund shares in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined" as of the time of the next determination of net asset value after acceptance. All dividends, interest, subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to The DLB Fund Group upon receipt by you from the issuer. If you purchase Fund shares in exchange for securities, you may, if you are subject to Federal income taxation, recognize a gain or loss for federal income tax purposes, depending upon your basis in the securities tendered. In all cases, the Manager reserves the right to reject any particular investment.


         -> CASH AND SECURITIES. You will need to follow the above instructions for purchases made with a combination of cash and securities.


Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The DLB Fund Group will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

The DLB Fund Group reserves the right at any time to reject an order.

HOW TO SELL SHARES

You may redeem Fund shares on any day when the NYSE is open for business.

The Funds will redeem their shares at a price equal to their net asset value per share next determined after IBT receives the redemption request in good order. A redemption request is in good order if it:

         -> includes the correct name in which shares are registered, your account number and the number of shares or the dollar amount of shares to be redeemed; and

         -> is signed correctly in accordance with the form of registration. (Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.)

There is no redemption fee for any of the Funds.


REDEMPTION REQUESTS. You should send redemption requests to The DLB Fund Group. In order to help facilitate the timely payment of redemption proceeds, you should telephone the Manager at 1-888-722-2766, Attn: Maureen M. Bates, at least two days before submitting a request.

PAYMENT OF REDEMPTION PROCEEDS. The DLB Fund Group will make payment on redemption as promptly as possible and in any event within seven days after IBT receives your redemption request in good order.

         -> CASH PAYMENTS. The DLB Fund Group will make cash payments generally by transfer of Federal funds for payment into your account the next business day following the redemption request.

         -> IN KIND. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. The DLB Fund Group will transfer and deliver in-kind redemptions as you direct. The DLB Fund Group will value securities used to redeem Fund shares in kind in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined." You generally will incur brokerage charges on the sale of any securities that you receive in payment of redemptions.


Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

HOW SHARE PRICE IS DETERMINED

The DLB Fund Group determines the net asset value of a share of each Fund at 4:15 p.m., Eastern time, on each day that the NYSE is open. The DLB Fund Group does not accept orders or compute a Fund's their net asset value on days when the NYSE is closed.

The DLB Fund Group determines the net asset value per share for a Fund by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

The DLB Fund Group values portfolio securities based on market value or, where market quotations are not readily available, based on fair value. More specifically, The DLB Fund Group values portfolio securities (including options and futures contracts) for which market quotations are available at the last quoted sale price, or, if there is no reported sale, at the closing bid price. The DLB Fund Group values securities traded in the over-the-counter market at the most recent bid price as obtained from one or more dealers that make markets in the securities. For portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges, The DLB Fund Group will value the securities according to the broadest and most representative market. The DLB Fund Group values unlisted securities for which market quotations are not readily available at the most recent quoted bid price. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by one or more brokers. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by The DLB Fund Group's Board of Trustees. Determination of fair value will be based upon those factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

FOREIGN SECURITIES. Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, The DLB Fund Group will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event materially affecting the value of foreign securities occurs during this period, then The DLB Fund Group will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, certain foreign markets may be open on days when the Funds do not accept orders or price their shares.

The prices of foreign securities are quoted in foreign currencies. The DLB Fund Group converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLANS


The DLB Fund Group has adopted a distribution and services plan for each Fund (each, a "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Trustees, however, have no intention of implementing any Plan during The DLB Fund Group's current fiscal year. The purposes of a Plan, if implemented, would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. Each Plan would permit a Fund to pay an annual asset-based charge of up to 0.50% for these purposes, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Trustees would determine the amount of payments under each Plan, and the specific purposes for which they are made.

                                  DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryovers. The Fixed Income Fund's policy is to declare and pay distributions of its net investment income monthly. The policy of each other Fund is to declare and pay distributions of its net investment income at least annually. Each Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.


Each Fund will pay all dividends and/or distributions in shares of the relevant Fund, at net asset value, unless you elect to receive cash. You may make this election by marking the appropriate box on the application form or by writing to The DLB Fund Group.

                                      TAXES

The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. You should consult your own tax advisors about the tax consequences of investments in a Fund in light of your particular tax situations. You should also consult your own tax advisors about consequences under foreign, state, local or other applicable tax laws.


Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of long-term capital gains are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.


The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. Any loss recognized on the sale or disposition of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares of the Fund. All or a portion of any loss realized upon a taxable disposition of a Fund's shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). The DLB Fund Group will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


FOREIGN WITHHOLDING TAXES. The Global Small Cap Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations (since each Fund is less than 5 years old). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report. All Annual Reports are available upon request as indicated on the back cover page of this Prospectus.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                              Period Ended
                                                                             Years Ended December 31,         December 31,
                                                                           1998        1997        1996           1995**
                                                                           ----        ----        ----       ------------

Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                                     $ 10.61     $ 10.11     $ 10.26         $10.00
                                                                         -------     -------     -------         ------

Income from investment operations:

  Net investment income                                                      .63         .42         .53            .28
  Net realized and unrealized gain (loss) on investments                     .20         .49        (.15)           .37
                                                                         -------     -------     -------         ------
                                                                             .83         .91         .38            .65
                                                                         -------     -------     -------         ------
Less distributions to shareholders:

  From net investment income (1)                                            (.63)       (.41)       (.53)          (.28)
  From net realized gain on investments                                     (.09)         --          --           (.11)
                                                                         -------     -------     -------         ------
                                                                            (.72)       (.41)       (.53)          (.39)
                                                                         -------     -------     -------         ------

Net asset value- end of period                                           $ 10.72     $ 10.61     $ 10.11         $10.26
                                                                         =======     =======     =======         ======

Total return                                                                8.04%       9.03%       3.70%         14.75%*

Ratios and Supplemental Data:

  Ratio of expenses to average net assets                                    .55%        .55%        .55%           .55%*
  Ratio of net investment income to average net assets                      5.71%       5.74%       6.36%          6.24%*
  Portfolio turnover                                                          50%         44%         65%            42%
  Net assets at end of period (000 omitted)                              $33,858     $32,155     $15,261         $5,325

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

Net investment income                    $ .60           $ .38           $ .44           $ .19

Ratios (to average net assets):
  Expenses                                 .80%           1.06%           1.66%           2.50%*
  Net investment income                   5.45%           5.22%           5.25%           4.33%*

  *     Annualized
  * * For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 Period Ended
                                                                Years Ended December 31,         December 31,
                                                             1998        1997         1996          1995**
                                                          ---------    --------     --------     ------------
  Per share data (for a share outstanding throughout
    each period):
Net asset value- beginning of period                      $   14.91    $  12.53     $  10.58       $  10.00
                                                          ---------    --------     --------       --------

Income from investment operations:
   Net investment income                                        .27         .15          .16            .09
   Net realized and unrealized gain on investments              .50        3.15         2.38            .73
                                                          ---------    --------     --------       --------
                                                               0.77        3.30         2.54            .82
                                                          ---------    --------     --------       --------
Less distributions to shareholders:
   From net investment income                                 (0.27)       (.15)        (.16)          (.09)
   From net realized gain on investments                      (0.93)       (.70)        (.41)          (.15)
   In excess of net realized gain on investment                  --        (.07)        (.02)            --
                                                          ---------    --------     --------       --------
                                                              (1.20)       (.92)        (.59)          (.24)
                                                          ---------    --------     --------       --------
Net asset value- end of period                            $   14.48    $  14.91     $  12.53       $  10.58
                                                          =========    ========     ========       ========

Total Return                                                   5.25%      26.35%       23.99%         18.64% *

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                      .60%        .71%         .80%           .80% *
   Ratio of net investment income to average net assets        1.85%       1.40%        1.56%          2.02% *
   Portfolio turnover                                            21%         25%          23%             7%
   Net assets at end of period (000 omitted)              $  71,911    $ 56,449     $ 19,228       $ 10,818

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                              $     .25    $    .13     $    .09       $    .02

       Ratios (to average net assets):
         Expenses                                               .75%        .92%        1.50%          2.43%  *
         Net investment income                                 1.69%       1.19%         .86%          0.40%  *

* Annualized
** For the period from July 25, 1995 (commencement of operations) to December
   31, 1995.

DLB GROWTH FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM JANUARY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout
  the period):
  Net asset value- beginning of period                       $  10.00
                                                             --------
  Income from investment operations:
     Net investment income                                        .05
     Net realized and unrealized gain on investments             3.09
                                                             --------
                                                                 3.14
                                                             ========
  Less distributions to shareholders:
     From net investment income                                  (.05)
     From net gain on investments                               (0.27)
                                                             --------
                                                                (0.32)
                                                             --------
  Net asset value- end of period                             $  12.82
                                                             ========
  Total return                                                  31.33%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                      .80% *
     Ratio of net investment income to average net assets         .48% *
     Portfolio turnover                                            34%
     Net assets at end of period (000 omitted)               $ 33,054

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                                  $   .03

       Ratios (to average net assets):
         Expenses                                                 .95% *
         Net investment income                                    .32% *

* Annualized

DLB DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS


                                                              Years Ended December 31,
                                                             -------------------------    Period Ended
                                                                                          December 31,
                                                                1998           1997          1996 **
                                                             ----------     ----------    ------------

Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                      $    14.55     $    11.66     $    10.00
                                                             ----------     ----------     ----------

   Income from investment operations:
      Net investment income                                        0.01            .03            .01
      Net realized and unrealized gain on investments              3.72           3.73           1.84
                                                             ----------     ----------     ----------

                                                                   3.73           3.76           1.85
                                                             ----------     ----------     ----------
   Less distributions to shareholders:
      From net investment income                                   (.01)          (.03)          (.01)
      From net realized gain on investments                       (2.38)          (.83)          (.18)
      In excess of net realized gain on investment                   --           (.01)            --
                                                             ----------     ----------     ----------

                                                                  (2.39)          (.87)          (.19)
                                                             ----------     ----------     ----------

   Net asset value- end of period                            $    15.89     $    14.55     $    11.66
                                                             ==========     ==========     ==========

   Total Return                                                   25.71%         32.23%         18.51%

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                       .90%           .90%           .90% *
      Ratio of net investment income to average net assets          .08%           .23%           .43% *
      Portfolio turnover                                             81%            46%            10%
      Net assets at end of period (000 omitted)              $   35,308     $   25,069     $   13,897


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:


      Net investment loss                                    $     (.02)    $     (.06)    $     (.01)

      Ratios (to average net assets):
        Expenses                                                   1.14%          1.55%          1.82% *
        Net investment loss                                        (.17%)         (.43%)         (.50%)*

*    Annualized

** For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Years Ended December 31,          Period Ended
                                                                   ------------------------          December 31,
                                                                   1998       1997        1996           1995**
                                                                   ----       ----        ----           ------
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                          $ 14.19     $ 11.51    $ 10.75         $ 10.00
                                                                 -------     -------    -------         -------

   Income from investment operations:
      Net investment income                                          .10         .08        .15             .08
      Net realized and unrealized gain (loss) on investments       (1.36)       3.72       1.44             .84
                                                                 -------     -------    -------         -------
                                                                   (1.26)       3.80       1.59             .92
                                                                 -------     -------    -------         -------
   Less distributions to shareholders:
      From net investment income (1)                                (.10)       (.08)      (.15)           (.08)
      From net realized gain on investments (2)                     (.93)      (1.04)      (.68)           (.09)
                                                                 -------     -------    -------         -------
                                                                   (1.03)      (1.12)      (.83)           (.17)
                                                                 -------     -------    -------         -------
   Net asset value-end of period                                 $ 11.90     $ 14.19    $ 11.51          $10.75
                                                                 =======     =======    =======          ======
   Total Return                                                    (8.63%)     32.95%     14.75%          21.17% *

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                        .76%        .90%       .90%            .90% *
      Ratio of net investment income to average net assets           .77%        .78%      1.28%           1.90% *
      Portfolio turnover                                              28%         32%        25%              6%
      Net assets at end of period (000 omitted)                  $ 29,940    $27,358   $ 13,690        $ 10,929

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

      Net investment income                                         $ .06       $ .04      $ .05          $ .01

      Ratios (to average net assets):
        Expenses                                                     1.02%       1.33%      1.77%          2.50% *
        Net investment income                                         .51%        .36%       .41%           .32% *

*        Annualized

** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

(2) Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

DLB MICRO CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM JULY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout
   the period):
   Net asset value- beginning of period                     $  10.00
                                                            --------
   Loss from investment operations:
      Net investment loss                                       (.01)
      Net realized and unrealized loss on investments          (1.38)
                                                            --------
                                                               (1.39)
                                                            --------
   Net asset value- end of period                           $   8.61
                                                            ========
   Total return                                               (13.90%)

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                   1.30% *
      Ratio of net investment loss to average net assets        (.28%)*
      Portfolio turnover                                          51%
      Net assets at end of period (000 omitted)             $ 19,910

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

      Net investment loss                                   $   (.03)

      Ratios (to average net assets):
        Expenses                                                 1.77% *
        Net investment loss                                      (.76%)*

*     Annualized

DLB GLOBAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
---------------------------------------

                                                                                  Years Ended December 31,              Period Ended
                                                                           --------------------------------------       December 31,
                                                                           1998           1997               1996            1995**
                                                                           ----           ----               ----            ------
Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                                  $    11.27      $    11.19         $    10.33      $ 10.00
                                                                      ----------      ----------         ----------      -------

Income from investment operations:
   Net investment income                                                     .01             .02                .01          .07
   Net realized and unrealized gain on investments                           .40             .50               1.01          .33
                                                                             ---             ---               ----          ---

                                                                             .41             .52               1.02          .40
                                                                             ---             ---               ----          ---
Less distributions to shareholders:
   From net investment income                                               (.01)           (.01)              (.01)        (.07)
   In excess of net investment income                                       (.08)             --                 --           --
   From net realized gain on investments                                    (.81)           (.02)              (.11)          --
   In excess of net realized gain on investment                               --            (.01)              (.04)          --
   Tax return of capital                                                      --            (.40)                --           --
                                                                             ---             ---               ----          ---

                                                                            (.90)           (.44)              (.16)        (.07)
                                                                            ----            ----               ----         ----

Net asset value- end of period                                        $    10.78      $    11.27         $    11.19      $ 10.33
                                                                      ==========      ==========         ==========      =======

Total return                                                                3.73%           4.66%              9.85%        4.07%

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                                  1.50%           1.50%              1.50%        1.46% *
   Ratio of net investment income to average net assets                      .10%            .22%               .09%        1.46% *
   Portfolio turnover                                                         36%             44%                22%           5%
   Net assets at end of period (000 omitted)                          $   14,310      $   13,887         $   12,586      $10,509


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:



Net investment income (loss)                                          $  (.08)           $  (.05)           $  (.10)     $   .02

Ratios (to average net assets):
  Expenses                                                               2.00%              2.14%              2.36%        2.50% *
  Net investment income (loss)                                           (.40%)             (.42%)             (.77%)        .42% *


*        Annualized
* * For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

                                    APPENDIX

                 ADDITIONAL INVESTMENT TECHNIQUES AND PRACTICES

In addition to each Fund's principal investment strategies, which are described in the section entitled "About the Funds," each Fund may, in pursuing its investment objective, engage in other investment techniques and practices. The chart below identifies those additional, non-principal investment techniques and practices that are described in the SAI.

INVESTMENT TECHNIQUES/PRACTICES                     FUNDS

DEBT SECURITIES
     Convertible Securities                         All Funds
     Loans and Other Direct Indebtedness            Fixed Income Fund
     Money Market Instruments                       All Funds
     Municipal Bonds                                Fixed Income Fund
     Strips and Residuals                           Fixed Income Fund
     Zero Coupon Securities                         Fixed Income Fund
Equity Securities
     Preferred Stocks                               All Funds
     REITs                                          All Funds
Foreign Equity Exposure
     American Depositary Receipts (ADRs)            All Funds
     Foreign Equity Securities                      All Funds
Futures Contracts                                   Disciplined Growth Fund
Indexed Securities                                  Fixed Income Fund
Lending of Portfolio Securities                     All Funds
Leverage Transactions
     Dollar-Roll Transactions                       Fixed Income Fund
     Reverse Repurchase Agreements                  Fixed Income Fund
Options                                             Disciplined Growth Fund
Portfolio Turnover                                  All Funds
Repurchase Agreements                               All Funds
Restricted/Illiquid Securities                      All Funds
Interest Rate Swaps and Related Instruments         Fixed Income Fund
Warrants and Rights                                 All Funds (Other than Fixed
                                                    Income Fund)
"When-Issued" Securities                            All Funds

                               THE DLB FUND GROUP

                               One Memorial Drive
                         Cambridge, Massachusetts 02142

LEARNING MORE ABOUT THE FUNDS

         You can learn more about the Funds in The DLB Fund Group by reading the Funds' ANNUAL AND SEMIANNUAL REPORTS and the STATEMENT OF ADDITIONAL INFORMATION
(SAI). This information is available free upon request.

         In the Annual and Semi-Annual Reports, you will find a listing of portfolio securities and a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report. The SAI includes additional information about each Fund's investment policies, risks and operations. The SAI is incorporated by reference into this Prospectus (which means it is legally considered a part of this Prospectus).

HOW TO OBTAIN MORE INFORMATION

         FROM THE DLB FUND GROUP: You may request information about the Funds (including the Annual and Semi-Annual Reports and the SAI) or make shareholder inquiries by any of the following methods:

By regular mail or        The DLB Fund Group
     overnight courier    c/o David L. Babson and Company Incorporated

                          Marketing Department
                          Attention:  Maureen M. Bates
                          One Memorial Drive
                          Cambridge, Massachusetts  02142

By telephone              1-888-722-2766

                          Call for account or Fund information Monday through Friday 9 a.m. to 5 p.m. (Eastern time).

By telefax                1-617-494-1511

         FROM THE SEC: You may review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room. You may obtain copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC's Internet site at http://www.sec.gov.

                 Investment Company Act File Number: 811-08690.